UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026

Sizzle Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42583	37-2148817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue NW

Washington DC 20011
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	SZZLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	SZZLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 13, 2026, Sizzle Acquisition Corp. II, a Cayman Islands exempted company (“Sizzle II”), issued a press release announcing the execution of a Business Combination Agreement (the “Business Combination Agreement”), dated April 13, 2026, with Trasteel Holding S.A., a Luxembourg company (“Trasteel” or the “Company”), and, upon execution and delivery of a joinder, a to-be-formed Luxembourg corporation in the form of a public limited liability company (société anonyme), to be registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) (“Pubco”), and a to-be-formed Cayman Islands exempted company that will be a wholly-owned subsidiary of Pubco (“Merger Sub”).

At the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Pubco will acquire all of the issued and outstanding ordinary shares of the Company (the “Company Ordinary Shares”) from the Company’s shareholders (the “Sellers”) in exchange for ordinary shares, par value $0.0001 per share, of Pubco (“Pubco Ordinary Shares”), the Company shall become a wholly-owned subsidiary of Pubco and the Sellers shall become shareholders of Pubco (the “Share Exchange”); and (b) Merger Sub will merge with and into Sizzle II, with Sizzle II continuing as the surviving entity and a wholly-owned subsidiary of Pubco, and with Sizze II securityholders receiving Pubco Ordinary Shares.

Under the Business Combination Agreement, immediately prior to the Closing, each outstanding private and publicly traded unit of Sizzle II will be automatically separated into its component securities, consisting of one Class A ordinary share, par value $0.0001 per share, of Sizzle II (collectively, “Sizzle Class A Ordinary Shares”) and one right entitling the holder thereof to receive one-tenth of one Sizzle Class A Ordinary Share (collectively, “Sizzle Rights”), and thereafter Sizzle Rights will be aggregated per holder and converted into Sizzle Class A Ordinary Shares in accordance with their terms. Also, immediately prior to the Closing, each issued and outstanding Class B ordinary share, par value $0.0001 per share (collectively, “Sizzle Class B Ordinary Shares”), of Sizzle II will be automatically converted into one Sizzle Class A Ordinary Share.

At the Closing, (a) each Sizzle Class A Ordinary Share (including converted Sizzle Rights and Sizzle Class B Ordinary Shares) will be cancelled in exchange for the right of the holder thereof to receive one Pubco Ordinary Share; and (b) the Sellers shall receive in the aggregate for all of their Company Ordinary Shares $800,000,000 in Pubco Ordinary Shares, with each Pubco Ordinary Share valued for such purposes at $10.00 per share. The occurrence of the Closing is subject to the terms and conditions set forth in the Business Combination Agreement.

A copy of the press release relating to entry into the Business Combination Agreement is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is a presentation (the “Presentation“) that will be used by the Company and Sizzle II in connection with the Business Combination Agreement.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, in each case is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) among Sizzle II, the Company and the parties to the Business Combination Agreement. Sizzle II intends to file an additional current report on Form 8-K on or before April 17, 2026, regarding the entry into the Business Combination Agreement.

In connection with the Proposed Business Combination, Pubco intends to file a registration statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which will include a proxy statement to be sent to Sizzle II shareholders and a prospectus for the registration of Pubco securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). If and when the Registration Statement is declared effective by the SEC, its definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Sizzle II as of the record date to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Sizzle II and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle II, Trasteel, Pubco and the Proposed Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp. II, 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

This Form 8-K is not a solicitation of a proxy from any investor or securityholder. Sizzle II, Trasteel, Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle II’s shareholders in connection with the Proposed Business Combination. Sizzle II’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle II in Sizzle II’s Annual Report on Form 10-K, as amended, filed with the SEC on March 12, 2026 (the “Sizzle II Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle II’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement that Pubco intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in that Registration Statement. You may obtain copies of these documents, once available, at the SEC’s website at www.sec.gov or by directing a request to the address provided above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle II’s, Trasteel’s and/or Pubco’s actual results may differ from each of their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. When words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters are used in this Form 8-K, such terms, among others, are used in the context of making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the transactions contemplated by the Proposed Business Combination in a timely manner or at all; the risk that the Proposed Business Combination or other business combination may not be completed by any deadline included in Sizzle II’s organizational documents and the potential failure to obtain an extension of any business combination deadline; the outcome of any government or regulatory action on inquiry, or legal proceedings, that may be commenced in respect to Sizzle II, Trasteel, Pubco or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination by the shareholders of Sizzle II; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement relating to the Proposed Business Combination; the ability to list on Nasdaq or other stock exchange or to meet Nasdaq or other stock exchange listing standards or requirements following the consummation of the Proposed Business Combination; the effect of the announcement or pendency of the Proposed Business Combination on Trasteel’s or Sizzle II’s business relationships, operating results, or other current plans and operations of Trasteel or Sizzle II; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitably; the possibility that Trasteel, Pubco and Sizzle II may be adversely affected by other economic, business, and/or competitive factors; Trasteel’s, Pubco’s and Sizzle II’s estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth of Pubco or any of its subsidiaries, or Sizzle II or Trasteel, including the timing of the completion of the Proposed Business Combination; Trasteel’s, Sizzle II’s and/or Pubco’s ability to execute on their business plans and strategy; the expected use of proceeds from the Proposed Business Combination; and those factors discussed in the Sizzle II Form 10-K under the heading “Risk Factors,” and other documents Sizzle II has filed, or that Sizzle II or Pubco will file, with the SEC, or others will file in connection with the Proposed Business Combination, including the Registration Statement.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above, and other documents filed by Sizzle II and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that none of Sizzle II, Trasteel or Pubco presently know, or that Sizzle II, Trasteel or Pubco currently believe are immaterial, or other risk, which in each case could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Form 8-K. Neither Sizzle II, Trasteel nor Pubco undertakes any obligation to publicly revise any forward–looking statements to reflect events or circumstances that arise after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated April 13, 2026.
99.2	Presentation, dated April 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZZLE ACQUISITION CORP. II

Date: April 13, 2026	By:	/s/ Steve Salis
Name: Steve Salis
Title: Chief Executive Officer

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